POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of The Equitable Life Assurance Society of the United States, a New York corporation (the "Company"), hereby constitutes and appoints each of Robert E. Garber, Pauline Sherman, Stuart L. Faust, Richard V. Silver, Henry Q. Conley and Adam R. Spilka as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto st his hand this ____________ day of February, 1999.



/s/Henri de Castries                         /s/Michael Hegarty
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/s/Francoise Colloc'h                        /s/Nina Henderson
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/s/Joseph L. Dionne                          /s/W. Edwin Jarmain
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/s/Denis Duverne                             /s/George T. Lowy
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/s/Jean-Rene Fourtou                         /s/Edward D. Miller
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/s/Norman C. Francis                         /s/Didier Pineau-Valencienne
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/s/Donald J. Greene                          /s/George J. Sella, Jr.
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/s/John T. Hartley                           /s/Peter J. Tobin
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/s/John H. F. Haskell, Jr.                   /s/Stanley B. Tulin
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                                             /s/Dave H. Williams
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